                                                                   EXHIBIT 10.28

THIS NOTE AND ANY SECURITIES ACQUIRED UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS NOTE IS ALSO SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.


                               BIKERS DREAM, INC.

                        12.0% CONVERTIBLE PROMISSORY NOTE



$500,000                                                      New York, New York
                                                               February 18, 1998

        FOR VALUE RECEIVED, the undersigned, BIKERS DREAM, INC., a California corporation (the "Company"), promises to pay to the order of MD Strategic LP, or its registered assigns (the "Holder"), the principal aggregate sum of Five Hundred Thousand Dollars ($500,000), with interest from the date hereof at the rate of 12.0% per annum on such principal amount, on the date (subject to extension as hereinafter provided, the "Maturity Date") 60 days after the date hereof, unless earlier converted into shares of the Company's Securities (as defined below). The Maturity Date may be extended for up to 60 additional days by the Holder in its sole discretion by giving written notice of such extension to the Company.

1. General.

        Unless earlier deemed to have been converted, the principal of this Note shall be payable in one installment, together with any accrued interest, on the Maturity Date. Interest shall be computed on the basis of a 360-day year of 12 30-day months.

        Subject to applicable law, upon and during the occurrence of an Event of Default, this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived or the entire principal amount hereof paid in full, payable on demand (but not less frequently than monthly) in immediately available funds, at a rate equal to 18% per annum.

1. Conversion Rights. Commencing as of such time as the Company closes its next succeeding round of equity or debt financing with aggregate gross proceeds of not less than $2,000,000 (the "Financing"), the Holder shall have the right, exercisable by giving written notice of such exercise to the Company at any time prior to the payment in full of this Note in accordance with Section 1 above, to convert the entire principal amount of this Note (or any portion thereof) plus all accrued interest thereon into the securities of the Company ("Company Securities") issued in such Financing, at a price per share or other unit equal to that of all other shares or units of Company Securities issued in such Financing. In addition, following such conversion, the Holder shall be entitled to registration rights equivalent to those afforded the other investors in the Financing, on the same terms and conditions as are applicable to such other investors, and the Company shall execute such documents or instruments as may be necessary or appropriate to give effect to such rights (provided, however, that the Company's failure to execute any such documents or instruments shall not be deemed to alter or impair any such rights).

2. No Prepayment; Notice of Payment. This Note may not be prepaid by the Company prior to the Maturity Date. Following the Maturity Date, the Company will give the Holder at least 10 business days' written notice of its intention to pay this Note, in order to permit the Holder to exercise its conversion rights under
Section 2 hereof.

3. Covenants. The Company covenants and agrees that, until this Note (including any accrued and unpaid interest) is paid in full or converted as set forth above:

(a) The Company shall preserve and maintain its corporate existence and, in the aggregate, its rights and franchises.

(b) The Company shall comply, in all material respects, with all applicable laws, rules, regulations and orders.

(c) The Company shall pay promptly when due (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien (as hereinafter defined) upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves in accordance with generally accepted accounting principles consistently applied with respect thereto.

(d) The Company shall permit any representative of the Holder to visit and inspect any property of the Company and its subsidiaries and to examine books and records of the Company and its subsidiaries and to make copies and take extracts therefrom, and to discuss the affairs, finances and accounts of the Company and its subsidiaries with officers of the Company, all during reasonable business hours, upon reasonable notice and as often as the Holder may reasonably request, subject, in the case of any proprietary or confidential material, to appropriate measures to ensure the confidentiality thereof.

(e) The Company shall maintain and keep, or cause to be maintained and kept, its properties in all material respects in good repair, working order and condition, and from time to time make or cause to be made all necessary repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly and advantageously conducted at all times. The Company shall conduct continuously and operate actively its business according to good business practices.

(f) The Company shall not merge into or consolidate with any other person, or sell, lease or otherwise dispose of all or any substantial part of its property or assets to any other person, other than a merger of any of the Subsidiaries into the Company or any other subsidiary of the Company or a sale, lease or other disposition of all or any substantial part of the property or assets by any Subsidiaries to the Company or any other Subsidiary.

(g) The Company shall not create, incur, assume or suffer to exist, any Lien on any of its property now owned or hereafter acquired to secure any indebtedness, other than:

(i) Liens existing on the date hereof;

(ii) Liens for taxes not yet due or which are being contested in good faith by appropriate acts and with respect to which adequate reserves in accordance with generally accepted accounting principles consistently applied are being maintained;

(iii) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate acts and with respect to which adequate reserves in accordance with generally accepted accounting principles consistently applied are being maintained;

(iv) Easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries;

(v) Liens arising in connection with the financing of acquisitions of equipment, inventory and other assets in connection with the Company's business; provided such financings do not involve in excess of $50,000 in the aggregate at any one time; or

(vi) Liens on properties or assets of a person existing at the time such person becomes a Subsidiary or is combined or consolidated with or into the Company or any Subsidiary, and not created in contemplation of such event.

        For purposes of this Note, "Lien" means any mortgage, pledge, security interest, encumbrance, lien, charge or deposit arrangement or other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

1. Defaults and Remedies.

(a) Events of Default. An "Event of Default" shall occur if:

        the Company shall default in the payment of the principal of or interest on this Note, when and as the same shall become due and payable, whether at maturity or by acceleration or otherwise;

        the Company shall default in the due observance or performance of any other covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof (other than those referred to in clause (i) of this Section 5(a)), and such default shall continue for 30 days after the earlier of (A) the date the Company has knowledge of such default or
(B) the date written notice thereof, specifying such default and, if such default is capable of being remedied, requesting that the same be remedied, shall have been given to the Company by the Holder; or

        an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of the Company or any of its subsidiaries, or of a substantial part of its property or assets, under applicable insolvency law in any State or under Title 11 of the United States Code, as now constituted or hereafter amended, or any other bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any of its subsidiaries, or for a substantial part of its property or assets, or (C) the winding up or liquidation of the Company or any of its subsidiaries; and such proceeding or petition shall continue undismissed for 30 days, or an order or decree approving or ordering any of the foregoing shall be entered;

        the Company or any of its subsidiaries shall (A) voluntarily commence any proceeding or file any petition seeking relief under applicable insolvency law in any State or Title 11 of the United States Code, as now constituted or hereafter amended, or any other bankruptcy, insolvency, receivership or similar law, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (v) of this Section 5(a), (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any subsidiary, or for a substantial part of its property or assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (G) take any action for the purpose of effecting any of the foregoing; or

        the occurrence of any event or the existence of any condition that results in the acceleration of the maturity of any indebtedness of the Company for borrowed money, the principal of which indebtedness equals or exceeds $100,000 or, by reason of the expiration of any applicable grace period or otherwise, then enables the holder of such indebtedness or any person acting on such holder's behalf to accelerate the maturity thereof.

(a) Acceleration. If an Event of Default occurs under Section 5(a), then the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived.

2. Suit for Enforcement.

(a) Upon the occurrence of any Event of Default, the Holder may proceed to protect and enforce its rights by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the Holder.

(b) The Holder may direct the time, method and place of conducting any proceeding for any remedy available to itself.

(c) In case of any default under this Note, the Company will pay to the Holder such amount as shall be sufficient to cover the costs and expenses of such Holder due to such default, including, without limitation, costs of collection and reasonable fees, disbursements and other charges of counsel.

3. Remedies Cumulative. No remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. To the extent permitted by applicable law, the Company and the Holder severally waive presentment for payment, demand, protest and notice of dishonor.

4. Holder; Transfer.

(a) The term "Holder" as used herein shall also include any Permitted Transferee (as hereinafter defined) of this Note whose name has been recorded by the Company in the register referred to in Section 8(b). The Holder and each Permitted Transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only upon receipt by the Company of an opinion of counsel, which opinion shall be satisfactory in form and substance to the Company, stating that this Note may be transferred without registration under the Securities Act in reliance on an exemption therefrom. As used herein, a "Permitted Transferee" of a Holder shall mean (i)
(A) any person, that directly or indirectly controls, is controlled by or is under common control with the Holder or with the holder of any Similar Notes,
(B) the holder of any Similar Notes, (C) with respect to a Holder that is a corporation, the stockholders of such corporation, (D) with respect to a Holder that is a limited partnership, the general or limited partners of such partnership and (E) with respect to a Holder that is a limited liability company, the members thereof.

(b) The Company shall maintain a register in its office for the purpose of registering the Note and any transfer thereof, which register shall reflect and identify, at all times, the ownership of any interest in the Note. Upon the issuance of this Note, the Company shall record the name of the initial purchaser of this Note in such register as the first Holder. Thereafter, the Company shall duly record the name of a transferee on such register promptly after receipt of notice of a transfer and of the opinion referred to in Section 8(a) above.

5. Definitions.

6. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

7. Company: the meaning specified on the cover of this Note.

8. Event of Default: the meaning specified in Section 5(a).

9. Holder: the holder or holders of this Note.

10. Lien: the meaning specified in Section 4(g).

11. Securities Act: the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such successor Federal statute.

12. Similar Notes: any 12.0% Convertible Promissory Note (other than this Note) of like tenor to this Note and issued on or about the date of this Note.

13. Subsidiary: any corporation or association (a) more than 50% (by number of votes) owned by the Company by one or more of its Subsidiaries, or any other business entity in which the Company or one or more of its Subsidiaries owns more than a 50% interest in either the capital or profits of such business entity, or (b) whose net earnings or portions thereof are consolidated with the net earnings of the Company and are recorded in the books of the Company for financial reporting purposes in accordance with generally accepted accounting principles.

14. References in this Note to Sections and Schedules are to the Sections of and Schedules to this Note.

15. Amendment: Waivers.

(a) No failure or delay on the part of the Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Holder at law, in equity or otherwise.

(b) Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note and any consent to any departure by the Company from the terms of any provision of this Note, shall be effective
(i) only if it is made or given in writing and signed by the Company and the Holder and (ii) only in the specific instance and for the specific purpose for which made or given.

16. Payments. If the date on which any payment hereunder is required to be made occurs on a Saturday, Sunday or legal holiday observed in the State of New York, such payments shall be due and payable on the immediately succeeding date which is not a Saturday, Sunday or legal holiday so observed.

17. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made, delivered and to be paid therein by a resident thereof.

18. Consent to Jurisdiction. The Company hereby irrevocably consents to the nonexclusive jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note.

19. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.


                                        BIKERS DREAM, INC.


                                        By
                                          -------------------------------------=
                                          Name:
                                          Title: